SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2014

BSB BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35309	80-0752082
(State or Other Jurisdiction Identification No.)	(Commission File No.)	(I.R.S. Employer of Incorporation)

2 Leonard Street, Belmont, Massachusetts	02478
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:                                                                                     (617) 484-6700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition

On February 13, 2014, BSB Bancorp, Inc. (the “Company”), the holding company for Belmont Savings Bank, issued a press release announcing its financial results for the quarter and twelve months ended December 31, 2013.  The Company’s press release is included as Exhibit 99.1 to this report.

Item 9.01             Financial Statements and Exhibits

Exhibit	Description

99.1	Press Release, dated February 13, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BSB BANCORP, INC.

DATE: February 14, 2014	By:	/s/ John A. Citrano
John A. Citrano
Executive Vice President and Chief Financial Officer